CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the use in this Annual Report on Form 10-KSB of our report on YouthLine USA, Inc. and Subsidiary dated February 22, 2000 on our examinations for the years ended December 31, 1998 and 1999.





MICHAEL C. FINKELSTEIN
Morganville, New Jersey
Certified Public Accountant
April 28, 2000